                                                                   Exhibit  20.1

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                       Distribution Date 5/15/2003

Section 5.2 - Supplement                                       Class A         Class B       Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00           0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                            1,680,000.00     161,387.97      241,876.08           2,083,264.04
       Deficiency Amounts                                              0.00           0.00                                   0.00
       Additional Interest                                             0.00           0.00                                   0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal Receivables                  208,532,340.29  17,377,595.72   22,342,850.05         248,252,786.05

(iv)   Collections of Finance Charge Receivables              16,939,754.51   1,411,638.14    1,814,981.76          20,166,374.42

(v)    Aggregate Amount of Principal Receivables                                                                32,768,599,453.15

                                      Investor Interest    1,400,000,000.00 116,666,000.00  150,000,666.67       1,666,666,666.67
                                      Adjusted Interest    1,400,000,000.00 116,666,000.00  150,000,666.67       1,666,666,666.67

                                                  Series
       Floating Investor Percentage                  5.09%           84.00%          7.00%           9.00%                100.00%
       Fixed Investor Percentage                     5.09%           84.00%          7.00%           9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.70%
               30 to 59 days                                                                                                1.32%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              1.99%
                                                                                                               -------------------
                                                Total Receivables                                                         100.00%

(vii)  Investor Default Amount                                 7,446,036.70     620,499.51      797,793.19           8,864,329.41

(viii) Investor Charge-Offs                                            0.00           0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00            0.00

(x)    Net Servicing Fee                                       1,166,666.67      97,221.67      125,000.56           1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.34%

(xii)  Reallocated Monthly Principal                                                  0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,400,000,000.00 116,666,000.00  150,000,666.67       1,666,666,666.67

(xiv)  LIBOR                                                                                                             1.31000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                        15,773,087.85   1,314,416.48    1,689,981.21          18,777,485.53

(xxii) Certificate Rate                                            1.44000%       1.66000%        1.93500%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


      By:
             ---------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                      Distribution Date: 5/15/2003

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                         1,341,666.67       127,777.33       201,250.54           1,670,694.54
       Deficiency Amounts                                           0.00             0.00                                    0.00
       Additional Interest                                          0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal Receivables               171,294,422.38    14,274,485.55    18,353,023.47         203,921,931.39

(iv)   Collections of Finance Charge Receivables           13,914,798.35     1,159,562.50     1,490,875.28          16,565,236.13

(v)    Aggregate Amount of Principal Receivables                                                                32,768,599,453.15

                                     Investor Interest  1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00
                                     Adjusted Interest  1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
       Floating Investor Percentage                4.18%          84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   4.18%          84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.70%
               30 to 59 days                                                                                                1.32%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              1.99%
                                                                                                               -------------------
                                                Total Receivables                                                         100.00%

(vii)  Investor Default Amount                              6,116,387.29       509,697.17       655,328.98           7,281,413.44

(viii) Investor Charge-Offs                                         0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00             0.00

(x)    Net Servicing Fee                                      958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.34%

(xii)  Reallocated Monthly Principal                                                 0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                             1.31000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                     12,956,465.02     1,079,701.66     1,388,196.44          15,424,363.11

(xxii) Certificate Rate                                         1.40000%         1.60000%         1.96000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


      By:
               ---------------------------------
      Name: Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                 Distribution Date:  5/15/2003
                                                                                                       Period Type:  Accumulation
Section 5.2 - Supplement                                    Class A            Class B        Collateral                   Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00    34,090,000.00     20,454,546.00         54,544,546.00

(ii)   Monthly Interest Distributed                                 0.00       174,711.25         26,022.73            200,733.98
       Deficiency Amounts                                           0.00             0.00                                    0.00
       Additional Interest                                          0.00             0.00              0.00                  0.00
       Accrued and Unpaid Interest                                                                                           0.00

(iii)  Collections of Principal Receivables                89,371,002.98     5,077,762.49      7,109,192.49        101,557,957.96

(iv)   Collections of Finance Charge Receivables                    0.00       412,483.02        247,496.42            659,979.44

(v)    Aggregate Amount of Principal Receivables                                                                32,768,599,453.15

                                            Investor Interest       0.00    34,090,000.00     20,454,546.00         54,544,546.00
                                            Adjusted Interest       0.00    34,090,000.00     20,454,546.00         54,544,546.00

                                              Series
       Floating Investor Percentage               0.17%            0.00%           62.50%            37.50%               100.00%
       Fixed Investor Percentage                  2.08%           88.00%            5.00%             7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.70%
               30 to 59 days                                                                                                1.32%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              1.99%
                                                                                                               -------------------
                                            Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                      0.00       181,310.99        108,789.50            290,100.49

(viii) Investor Charge-Offs                                         0.00             0.00              0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00              0.00

(x)    Net Servicing Fee                                            0.00        28,408.33         17,045.46             45,453.79

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.34%

(xii)  Reallocated Monthly Principal                                                 0.00              0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)                 0.00             0.00              0.00                  0.00

(xiv)  LIBOR                                                                                                             1.31000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                             47.84       384,074.69        230,450.96            614,573.49

(xxii) Certificate Rate                                         6.00000%         6.15000%          1.96000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
              -----------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                 Distribution Date:  5/15/2003
                                                                                                       Period Type:  Revolving

Section 5.2 - Supplement                                     Class A            Class B       Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00               0.00              0.00                   0.00

(ii)   Monthly Interest Distributed                        796,250.00          75,381.02        121,247.48             992,878.50
       Deficiency Amounts                                        0.00               0.00                                     0.00
       Additional Interest                                       0.00               0.00                                     0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal Receivables             96,818,586.56       8,068,116.25     10,373,519.32         115,260,222.12

(iv)   Collections of Finance Charge Receivables         7,864,886.02         655,399.10        842,674.43           9,362,959.55

(v)    Aggregate Amount of Principal Receivables                                                                32,768,599,453.15

                                 Investor Interest     650,000,000.00      54,166,000.00     69,643,524.00         773,809,524.00
                                 Adjusted Interest     650,000,000.00      54,166,000.00     69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              2.36%         84.00%              7.00%             9.00%                100.00%
       Fixed Investor Percentage                 2.36%         84.00%              7.00%             9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.70%
               30 to 59 days                                                                                                1.32%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              1.99%
                                                                                                               -------------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                           3,457,088.47         288,087.16        370,405.88           4,115,581.51

(viii) Investor Charge-Offs                                      0.00               0.00              0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00               0.00              0.00

(x)    Net Servicing Fee                                   541,666.67          45,138.33         58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.34%

(xii)  Reallocated Monthly Principal                                                0.00              0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)    650,000,000.00      54,166,000.00     69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                             1.31000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                   7,323,219.36         610,260.77        784,638.16           8,718,118.28

(xxii) Certificate Rate                                      1.47000%           1.67000%          2.16000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                                  Distribution Date:  5/15/2003
                                                                                                        Period Type:  Revolving

Section 5.2 - Supplement                                   Class A             Class B         Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00               0.00              0.00                   0.00

(ii)   Monthly Interest Distributed                        918,750.00          88,541.67        161,383.93           1,168,675.60
       Deficiency Amounts                                        0.00               0.00                                     0.00
       Additional Interest                                       0.00               0.00                                     0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal Receivables            111,713,753.72       9,309,479.48     11,969,330.78         132,992,563.98

(iv)   Collections of Finance Charge Receivables         9,074,868.49         756,239.04        972,307.34          10,803,414.87

(v)    Aggregate Amount of Principal Receivables                                                                32,768,599,453.15

                                  Investor Interest    750,000,000.00      62,500,000.00     80,357,143.00         892,857,143.00
                                  Adjusted Interest    750,000,000.00      62,500,000.00     80,357,143.00         892,857,143.00

                                             Series
       Floating Investor Percentage              2.72%         84.00%              7.00%             9.00%                100.00%
       Fixed Investor Percentage                 2.72%         84.00%              7.00%             9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.70%
               30 to 59 days                                                                                                1.32%
               60 to 89 days                                                                                                0.99%
               90 or more days                                                                                              1.99%
                                                                                                               -------------------
                                          Total Receivables                                                               100.00%

(vii)  Investor Default Amount                           3,988,948.23         332,412.35        427,387.31           4,748,747.90

(viii) Investor Charge-Offs                                      0.00               0.00              0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00               0.00              0.00

(x)    Net Servicing Fee                                   625,000.00          52,083.33         66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     8.34%

(xii)  Reallocated Monthly Principal                                                0.00              0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)    750,000,000.00      62,500,000.00     80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                             1.31000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                   8,449,868.49         704,155.71        905,343.05          10,059,367.25

(xxii) Certificate Rate                                      1.47000%           1.70000%          2.51000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
              ----------------------------------------
       Name:  Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving

Section 5.2 - Supplement                                                                                     Total
--------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                 4,717,500.00
       Class B Note Interest Requirement                   279,708.54
       Net Class C Note Interest Requirement                94,276.24                                        5,091,484.79

(iii)  Collections of Principal Receivables                                                                143,873,909.15

(iv)   Collections of Finance Charge Receivables                                                            11,687,341.63

(v)    Aggregate Amount of Principal Receivables                                                        32,768,599,453.15

                        Investor Interest                                                                  965,910,000.00
                        Adjusted Interest                                                                  965,910,000.00


       Floating Investor Percentage                                                                                 2.95%
       Fixed Investor Percentage                                                                                    2.95%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.70%
               30 to 59 days                                                                                        1.32%
               60 to 89 days                                                                                        0.99%
               90 or more days                                                                                      1.99%
                                                                                                       -------------------
                                          Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                                                               5,137,286.65

(viii) Investor Charge-Offs                                                                                          0.00

(ix)   Reimbursed Investor Charge-Offs                                                                               0.00

(x)    Net Servicing Fee                                                                                       804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                             8.34%

(xii)  Reallocated Monthly Principal                                                                                 0.00

(xiii) Accumulation Shortfall                                                                                        0.00

(xiv)  Principal Funding Investment Proceeds                                                                         0.00

(xv)   Principal Funding Investment Shortfall                                                                        0.00

(xvi)  Available Investor Finance Charge Collections                                                        10,882,416.63

(xxii) Note  Rate                         Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.26000%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

     By:
            ----------------------------------------
     Name:  Patricia M. Garvey
     Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     925,000.00
       Class B Note Interest Requirement                      86,458.33
       Net Class C Note Interest Requirement                 128,966.61                                       1,140,424.94

(iii)  Collections of Principal Receivables                                                                 132,992,542.68

(iv)   Collections of Finance Charge Receivables                                                             10,803,413.14

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.72%
       Fixed Investor Percentage                                                                                     2.72%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,748,747.14

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,059,365.64

(xxii) Note  Rate                         Class A              1.48000%
                                          Class B              1.66000%
                                          Class C              2.04000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
             ----------------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     900,000.00
       Class B Note Interest Requirement                      86,458.33
       Net Class C Note Interest Requirement                 126,957.69                                       1,113,416.02

(iii)  Collections of Principal Receivables                                                                 132,992,542.68

(iv)   Collections of Finance Charge Receivables                                                             10,803,413.14

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.72%
       Fixed Investor Percentage                                                                                     2.72%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,748,747.14

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,059,365.64

(xxii) Note  Rate                         Class A              1.44000%
                                          Class B              1.66000%
                                          Class C              2.01000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
             ----------------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving

Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     862,750.00
       Class B Note Interest Requirement                      84,787.50
       Net Class C Note Interest Requirement                 130,426.42                                       1,077,963.92

(iii)  Collections of Principal Receivables                                                                 126,608,920.89

(iv)   Collections of Finance Charge Receivables                                                             10,284,850.95

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                   850,000,000.00
                        Adjusted Interest                                                                   850,000,000.00


       Floating Investor Percentage                                                                                  2.59%
       Fixed Investor Percentage                                                                                     2.59%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,520,808.00

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          9,576,517.62

(xxii) Note  Rate                         Class A              1.45000%
                                          Class B              1.71000%
                                          Class C              2.16000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2



                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     595,833.33
       Class B Note Interest Requirement                      57,985.18
       Net Class C Note Interest Requirement                  93,568.24                                         747,386.75

(iii)  Collections of Principal Receivables                                                                  88,661,695.12

(iv)   Collections of Finance Charge Receivables                                                              7,202,275.43

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                   595,238,000.00
                        Adjusted Interest                                                                   595,238,000.00


       Floating Investor Percentage                                                                                  1.82%
       Fixed Investor Percentage                                                                                     1.82%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,165,831.43

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          6,706,243.76

(xxii) Note  Rate                         Class A              1.43000%
                                          Class B              1.67000%
                                          Class C              2.21000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     862,500.00
       Class B Note Interest Requirement                      85,937.50
       Net Class C Note Interest Requirement                 137,002.31                                       1,085,439.81

(iii)  Collections of Principal Receivables                                                                 132,992,542.68

(iv)   Collections of Finance Charge Receivables                                                             10,803,413.14

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.72%
       Fixed Investor Percentage                                                                                     2.72%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,748,747.14

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,059,365.64

(xxii) Note  Rate                         Class A              1.38000%
                                          Class B              1.65000%
                                          Class C              2.16000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                                              Chase Manhattan Bank USA, N.A.
                                          Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                      Series 2001-4

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Distribution allocable to :
       Class A Note Interest Requirement                   1,004,010.00
       Class B Note Interest Requirement                      98,583.33
       Net Class C Note Interest Requirement                 157,192.87                                       1,259,786.20

(iii)  Collections of Principal Receivables                                                                 148,951,671.63

(iv)   Collections of Finance Charge Receivables                                                             12,099,824.65

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.05%
       Fixed Investor Percentage                                                                                     3.05%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,318,597.65

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,266,491.32

(xxii) Note  Rate                         Class A              5.50000%
                                          Class B              1.69000%
                                          Class C              2.21000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name:  Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,480,500.00
       Class B Note Interest Requirement                     154,000.00
       Net Class C Note Interest Requirement                 247,039.28                                       1,881,539.28

(iii)  Collections of Principal Receivables                                                                 223,427,507.45

(iv)   Collections of Finance Charge Receivables                                                             18,149,736.98

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.58%
       Fixed Investor Percentage                                                                                     4.58%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,977,896.47

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,899,736.98

(xxii) Note  Rate                         Class A              1.41000%
                                          Class B              1.76000%
                                          Class C              2.31000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,209,600.00
       Class B Note Interest Requirement                     125,300.00
       Net Class C Note Interest Requirement                 206,631.43                                       1,541,531.43

(iii)  Collections of Principal Receivables                                                                 178,742,005.96

(iv)   Collections of Finance Charge Receivables                                                             14,519,789.58

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,200,000,000.00
                        Adjusted Interest                                                                 1,200,000,000.00


       Floating Investor Percentage                                                                                  3.66%
       Fixed Investor Percentage                                                                                     3.66%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,382,317.18

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         13,519,789.58

(xxii) Note  Rate                         Class A              1.44000%
                                          Class B              1.79000%
                                          Class C              2.41000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     987,000.00
       Class B Note Interest Requirement                      99,166.67
       Net Class C Note Interest Requirement                 163,192.87                                       1,249,359.54

(iii)  Collections of Principal Receivables                                                                 148,951,671.63

(iv)   Collections of Finance Charge Receivables                                                             12,099,824.65

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.05%
       Fixed Investor Percentage                                                                                     3.05%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,318,597.65

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,266,491.32

(xxii) Note  Rate                         Class A              1.41000%
                                          Class B              1.70000%
                                          Class C              2.29000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,332,800.00
       Class B Note Interest Requirement                     133,933.33
       Net Class C Note Interest Requirement                 220,069.97                                       1,686,803.30

(iii)  Collections of Principal Receivables                                                                 208,532,340.29

(iv)   Collections of Finance Charge Receivables                                                             16,939,754.51

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,400,000,000.00
                        Adjusted Interest                                                                 1,400,000,000.00


       Floating Investor Percentage                                                                                  4.27%
       Fixed Investor Percentage                                                                                     4.27%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,446,036.70

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         15,773,087.85

(xxii) Note  Rate                         Class A              1.36000%
                                          Class B              1.64000%
                                          Class C              2.21000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,554,000.00
       Class B Note Interest Requirement                     154,000.00
       Net Class C Note Interest Requirement                 250,414.28                                       1,958,414.28

(iii)  Collections of Principal Receivables                                                                 223,427,507.45

(iv)   Collections of Finance Charge Receivables                                                             18,149,736.98

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.58%
       Fixed Investor Percentage                                                                                     4.58%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,977,896.47

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,899,736.98

(xxii) Note  Rate                         Class A              1.48000%
                                          Class B              1.76000%
                                          Class C              2.34000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,428,000.00
       Class B Note Interest Requirement                     141,750.00
       Net Class C Note Interest Requirement                 229,039.28                                       1,798,789.28

(iii)  Collections of Principal Receivables                                                                 223,427,507.45

(iv)   Collections of Finance Charge Receivables                                                             18,149,736.98

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.58%
       Fixed Investor Percentage                                                                                     4.58%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,977,896.47

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,899,736.98

(xxii) Note  Rate                         Class A              1.36000%
                                          Class B              1.62000%
                                          Class C              2.15000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     987,000.00
       Class B Note Interest Requirement                      97,416.67
       Net Class C Note Interest Requirement                 160,942.87                                       1,245,359.54

(iii)  Collections of Principal Receivables                                                                 148,951,671.63

(iv)   Collections of Finance Charge Receivables                                                             12,099,824.65

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  3.05%
       Fixed Investor Percentage                                                                                     3.05%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,318,597.65

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,266,491.32

(xxii) Note  Rate                         Class A              1.41000%
                                          Class B              1.67000%
                                          Class C              2.26000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,054,900.00
       Class B Note Interest Requirement                     106,516.67
       Net Class C Note Interest Requirement                 185,287.16                                       1,346,703.83

(iii)  Collections of Principal Receivables                                                                 163,846,838.80

(iv)   Collections of Finance Charge Receivables                                                             13,309,807.12

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.36%
       Fixed Investor Percentage                                                                                     3.36%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,850,457.41

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,393,140.45

(xxii) Note  Rate                         Class A              1.37000%
                                          Class B              1.66000%
                                          Class C              2.36000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7


                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     750,750.00
       Class B Note Interest Requirement                      76,125.00
       Net Class C Note Interest Requirement                 137,582.15                                         964,457.15

(iii)  Collections of Principal Receivables                                                                 111,713,753.72

(iv)   Collections of Finance Charge Receivables                                                              9,074,868.49

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                   750,000,000.00
                        Adjusted Interest                                                                   750,000,000.00


       Floating Investor Percentage                                                                                  2.29%
       Fixed Investor Percentage                                                                                     2.29%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,988,948.23

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        625,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          8,449,868.49

(xxii) Note  Rate                         Class A              1.43000%
                                          Class B              1.74000%
                                          Class C              2.56000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,054,900.00
       Class B Note Interest Requirement                     107,800.00
       Net Class C Note Interest Requirement                 189,412.16                                       1,352,112.16

(iii)  Collections of Principal Receivables                                                                 163,846,838.80

(iv)   Collections of Finance Charge Receivables                                                             13,309,807.12

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.36%
       Fixed Investor Percentage                                                                                     3.36%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,850,457.41

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         12,393,140.45

(xxii) Note  Rate                         Class A              1.37000%
                                          Class B              1.68000%
                                          Class C              2.41000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              ----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,428,000.00
       Class B Note Interest Requirement                     147,000.00
       Net Class C Note Interest Requirement                 258,289.28                                       1,833,289.28

(iii)  Collections of Principal Receivables                                                                 223,427,507.45

(iv)   Collections of Finance Charge Receivables                                                             18,149,736.98

(v)    Aggregate Amount of Principal Receivables                                                         32,768,599,453.15

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.58%
       Fixed Investor Percentage                                                                                     4.58%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.70%
               30 to 59 days                                                                                         1.32%
               60 to 89 days                                                                                         0.99%
               90 or more days                                                                                       1.99%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,977,896.47

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              8.34%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,899,736.98

(xxii) Note  Rate                         Class A              1.36000%
                                          Class B              1.68000%
                                          Class C              2.41000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

     By:
             ----------------------------------------
     Name:   Patricia M. Garvey
     Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                                                                            Distribution Date:  5/15/2003
                                                                                                  Period Type:  Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    1,331,960.00
       Class B Note Interest Requirement                      129,756.67
       Net Class C Note Interest Requirement                  251,049.65                                         1,712,766.32

(iii)  Collections of Principal Receivables             April 15 to April 30                                   102,814,737.21

(iv)   Collections of Finance Charge Receivables        April 15 to April 30                                     8,556,892.51

(v)    Aggregate Amount of Principal Receivables        BOM April 1                                         32,768,599,453.15
                                                        End of day April 14                                 32,410,920,357.20
                         Investor Interest                                                                   1,340,000,000.00
                         Adjusted Interest                                                                   1,340,000,000.00


       Floating Investor Percentage                                                                                     4.13%
       Fixed Investor Percentage                                                                                        4.13%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.70%
               30 to 59 days                                                                                            1.32%
               60 to 89 days                                                                                            0.99%
               90 or more days                                                                                          1.99%
                                                                                                           -------------------
                                           Total Receivables                                                          100.00%

(vii)  Investor Default Amount                          April 15 to April 30                                     4,065,604.30

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Net Servicing Fee                                                                                           595,555.56

(xi)   Portfolio Yield (Net of Defaulted Receivables) * substitute Series 2003-1 Portfolio Yield                        8.34%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                             7,961,336.95

(xxii) Note  Rate                          Class A              1.42000%
                                           Class B              1.66000%
                                           Class C              2.61000%

------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
              -----------------------------------------
      Name:   Patricia M. Garvey
      Title:  Vice President